UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 20, 2011

International Baler Corp.
(Exact Name of Registrant as specified in its charter)

Commission File Number  0-14443

Delaware	13-2842053
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5400 Rio Grande Avenue, Jacksonville, Florida 32254
(Address of Principal Executive Office

(904) 355-5558
(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At a Board of Directors meeting held on April 15, 2011 the Board of Directors named Mr. Lael E. Boren to the Board of Directors of the Company. Most recently Mr. Boren has served as general manager of various organizations including Badger Equipment Company and The Pierce Company.  Prior to that, Mr. Boren owned an electronics business in Muncie and Marion, Indiana.  He has attended Ball State University.  Mr. Boren is replacing his mother, LaRita R. Boren, who passed away in February, on the Board of Directors of the Company.

There is no arrangement or understanding between Mr. Boren and any other person pursuant to which he was elected a Director.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated April 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:               April 20, 2011

International Baler Corporation

By:	/s/ D. Roger Griffin
D. Roger Griffin
Chief Executive Officer